UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 6, 2014

Lehigh Gas Partners LP

(Exact name of registrant specified in its charter)

Delaware	001-35711	45-4165414
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

645 West Hamilton Street, Suite 500

Allentown, PA 18101

(Address of principal executive offices, zip code)

(610) 625-8000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 REGULATION FD

At 10:00 AM Eastern time on August 7, 2014, the Partnership will be presenting information to analysts and investors during its scheduled earnings conference call regarding the sale of the General Partner to CST Brands. The accompanying slide presentation relating to the sale will be available on the Webcasts & Presentations page of the Partnership’s website at www.lehighgaspartners.com and is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit have been filed or furnished with this report:

Exhibit No.	Description

99.1	Presentation dated August 7, 2014, regarding the sale of the Partnership’s general partner.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lehigh Gas Partners LP
	By:	Lehigh Gas GP LLC
its general partner

Dated: August 6, 2014	By:	/s/ Mark L. Miller
		Name:	Mark L. Miller
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Presentation dated August 7, 2014, regarding the sale of the Partnership’s general partner.